1999 Annual Report
BERWYN INCOME FUND
a series of THE BERWYN FUNDS

	February 10, 2000

Dear Berwyn Income Fund Shareholder:

The annual total return to Berwyn Income Fund (BIF) shareholders was a positive 0.83 percent for 1999 versus a loss of 4.57 percent in 1998. In an environment hostile to fixed income investments, BIF suffered a moderate drop in net asset value, yet continued to provide a strong stream of income. The net asset value per share declined from $10.72 on December 31, 1998 to $10.00 on December 31, 1999 while, during the year, shareholders received distributions totaling $0.82 from net investment income. As discussed in the third quarter letter to shareholders, it was deemed in the long-term interests of BIF shareholders to forego paying a year-end capital gains distribution rather than restructure the investment portfolio for this purpose.

Reviewing our benchmark indices, the total annual return for the Salomon Smith Barney Broad Investment Grade Bond Index (SBBIG) was negative 0.83 percent, for the High Yield Composite Index (SBHYC) the total return was
1.24 percent and for the Lipper Income Fund Index it was 4.43 percent.

As evidenced by the performance of the SBBIG and of long-term Treasury Bonds, which declined 12.6 percent during the year, 1999 was indeed an adverse environment for bond investors. The primary reason has been the uncertain outlook for inflation. The economy has been undergoing a powerful expansion which has persisted for a record length of time. Unemployment has reached record lows. Overall, commodity prices have turned upward. The concern is that the Federal Reserve will be required to repeatedly raise interest rates if the countervailing forces of increasing productivity and international competition prove inadequate to contain inflation.

Also afflicting bonds in 1999 was the negative sentiment of investors, who have increasingly come to favor growth and momentum style investments while disregarding more defensive alternatives. Conditioned by the long bull market in blue chip stocks and the recent surge in Internet and technology, investors do not seem mindful of the risks inherent in stock investing. Presently, investors are willing to pay unprecedentedly high price-to-earnings ratios (P/E's) for common stocks as represented by the major averages. There appears to be a lack of appreciation for the safety and high real interest rates available on Treasury bonds and investment-grade corporate bonds.

The negative sentiment towards bonds pervaded the high yield market as well. In fact, high yield mutual funds experienced net outflows in the second half of the year. During the year, the default rate on high yield bonds expanded to levels not seen since 1991, a year of recession. The high default rate resulted from aggressive debt issuance in recent years and the intensely competitive business environment. It may be that the default rate peaked in the third quarter. While there were no defaults in the high yield bond portion of the portfolio, BIF was not totally immune, as it experienced one dividend suspension in the cumulative preferred stock of LSB Industries. This security constituted only 0.43 percent of the total portfolio at the time of the dividend suspension.

Underlying the performance of the Lipper Income Fund Index is the strong performance of large cap, high technology stocks such as Microsoft and Cisco. The stocks in this category are selling at exceedingly elevated P/E's and their names appear repeatedly in the largest, highest profile mutual funds. Actually, the majority of common stocks on the New York Stock Exchange and the S&P 500 closed at lower prices in 1999. The stock portion of BIF is not represented in this high growth/high P/E's category, which we consider to have serious potential for losses. The stock portion of BIF consists primarily of small, out-of-favor companies selling at low P/E's, with a strong representation in high dividend-paying real estate investment trusts and utilities.

The composition of BIF's investments by asset class as of December 31, 1999 is as follows:

	Dividend-paying Common Stocks	26.91%
	Corporate Bonds	33.32
	Convertible Bonds	23.03
	Convertible Preferred Stock	11.85
	Preferred Stocks	4.89

The weighted average maturity of the bonds in the portfolio is 11.1 years. The duration of the bonds is 6.2 years. The credit quality of the bonds, constituting 56.35 percent of the portfolio, is as follows: investment grade, 26.20 percent; rated less than investment grade, 18.26 percent; and, unrated, 11.89 percent.

The five sectors of the economy with the largest representation at year end were:

	Industrial Basic Materials	24.68%
	Consumer Cyclicals	15.35
	Consumer Staples	13.83
	Energy	12.97
	Capital Goods	10.21

BIF's ten largest holdings at year end are listed below:

	Company	Security	Percent

	Dixie Group	7.00% due 5/15/12	4.33
	Cyprus Amax	7.375% due 5/15/07	3.94
	Trans Lux	7.50% due 12/1/06	3.78

	Impala Platinum	common stock	3.69
	Callon Petroleum	preferred stock	3.61
	Dairy Mart	10.25% due 3/15/04	3.61
	Chase Manhattan	7.125% due 2/1/07	3.40
	Ford	6.375% due 11/5/08	3.26
	IMC Global	7.30% due 1/15/28	3.20
	Drug Emporium	7.75% due 10/1/14	3.02

At year end, the total net assets in BIF were $57.3MM.  The expense ratio was
0.83 percent.

In the past two years, a very narrow segment of the financial markets, namely the high growth technology and Internet areas, has performed extraordinarily well, while most other securities, which are perceived to have limited growth prospects or are more defensive in nature, have languished. This preference for growth began with meaningful fundamental developments in our domestic and world economies, but it appears to have reached such an extreme as to have created huge excesses and imbalances in the financial markets. It is our belief that for investors seeking income and the potential for capital gains with little downside risk, these imbalances have created opportunity.

BIF's portfolio includes representation in a number of these neglected areas. In addition to providing BIF shareholders with a strong stream of income, there exists the potential for significant capital gains. We think that the portfolio will provide investors a relatively safe haven in the event of a significant stock market correction.

Even though the strong economy is exerting pressure towards higher interest rates in the near term, corporate bonds still seem attractively priced. Inflation appears tame for the time being, and real interest rates are historically high. Given the potential for an economic slowdown and/or a significant stock market correction, we think it is appropriate to expand the proportion of investment-grade corporate bonds in the portfolio in coming months. The duration of the bond portfolio has been shortened given the potential for higher inflation. High yield bonds have the potential for ratings upgrades as the cyclically-oriented companies recover.

Convertible preferred stocks in economically sensitive industries have the ability to rally as the global economic recovery progresses. These industries include energy, metal, paper and other industrial materials. This process is already underway. For example, last year Cyprus Amax preferred stock rallied in response to the takeover offer from Phelps Dodge as copper prices rose and the industry consolidated.

The real estate investment trusts (REITs) in the portfolio have an average dividend yield of approximately 10 percent. REITs have disappointed investors in recent years, as they have not been able to raise capital externally to grow their companies by acquisition. Barring a severe economic downturn, the attractive dividend yields seem secure. In addition, many REITs are selling at discounts to their liquidation value. These features could attract investors in the face of a broad market correction.

In past reports, we have discussed how BIF's portfolio is positioned to benefit from a global economic recovery. This is still the case. It appears we are only in the early phase of this trend and should realize ongoing benefits.

Sincerely,


/S/ Edward A. Killen					/S/ Robert E. Killen
Edward A. Killen						Robert E. Killen
Portfolio Manager						President









Long Term Fund Performance*
(12/31/99)
Average Annual Compounded
Return)

Fund	1 year	5 year	10 year
BIF	0.83%	8.51%	10.05%

BIF's SEC yield as of
12/31/99:   8.92%
*Past performance is not a guarantee of future results.

NOTE: Returns for BIF are net of all advisory and commission charges. The investment return and the principal value of an investment in BIF will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.






To the Trustees and
Shareholders of
Berwyn Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Berwyn Income Fund (one of the portfolios constituting The Berwyn Funds, hereafter referred to as the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




/S/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers  LLP
February 16, 2000

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


Assets:
Investments in Securities, at Market Value	$58,012,898
	(Cost $69,828,597) (Note 2)
Receivables:
	Interest			747,312
	Dividends
	70,989
	Investment Securities Sold	       11,130

			Total Assets	58,842,329

Liabilities:
Payable to Custodian	1,445,188
Payable for Investment Securities Purchased	17,112
Accrued Expenses	14,270
Investment Advisory Fee Payable	       25,141

			Total Liabilities	  1,501,711


Net Assets:  (1)
Applicable to 5,735,576 Outstanding Shares of
	Common Stock, $1.00 Par Value (Authorized
	20,000,000 Shares)	$57,340,618

Net Asset Value, Offering Price and Redemption
	Price Per Share  ($57,340,618 / 5,735,576
		Outstanding Shares)		$         10.00

(1) On December 31, 1999 Net Assets consisted of the following:
	Common Stock, Par Value $1.00	5,735,576
	Paid-in Capital	67,290,400
	Undistributed Net Investment Income	258,601
	Accumulated Net Realized Capital Loss	(4,128,260)
	Net Unrealized Depreciation of Investment Securities	(11,815,699)

					$57,340,618



The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999



Investment Income:
	Interest	$3,997,410
	Dividends	2,018,968

	Total Investment Income		$6,016,378

Expenses:
	Investment Advisory Fee (Note 3)	381,528
	Transfer Agent Fees	38,560
	Custodian Fees	39,637
	Professional Fees	55,265
	Registration Fees	20,592
	Directors' Fees	3,200
	Printing Expenses	24,804
	Office Expenses	27,643
	Insurance	5,862
	Taxes (Other than Income Tax)	       5,418

		Total Expenses		   602,509

Net Investment Income		5,413,869


Realized and Unrealized Loss on Investments:
	Net Realized Loss from Sales of Securities		(4,613,483)

	Net Change in Unrealized Appreciation/Depreciation
		on Investment Securities		   409,308

	Net Realized and Unrealized Loss on Investments		(4,204,175)

Net Increase in Net Assets Resulting from Operations		$1,209,694






The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF CHANGES IN NET ASSETS


		Year Ended	Year Ended
		   12/31/99   	   12/31/98
Increase (Decrease) in Net Assets
	from Investment Activities:
	Net Investment Income	$    5,413,869	$    9,893,245
	Net Realized Gain (Loss) from Sales of
		Investment Securities	(4,613,483)	1,420,002
	Change in Unrealized Appreciation/Depreciation
		of Investment Securities	       409,308	(18,017,738)

		Net Increase (Decrease) in Net Assets
		    Resulting from Operations	    1,209,694	  (6,704,491)

Distribution to Shareholders:
	From Net Investment Income	(5,412,933)	(11,243,348)
	From Net Realized Gains from Sales of Securities	0	(1,481,648)
	From Capital	                  0	   (2,062,237)

		Total Distributions	   (5,412,933)	 (14,787,233)

Capital Share Transactions (1):
	Net Proceeds from Sales of Shares	24,490,578	38,418,807
	Cost of Shares Redeemed	(70,812,243)	(105,827,066)
	Distributions Reinvested	    4,241,952	   11,699,788

		Net Decrease in Net Assets from
			Capital Share Transactions	 (42,079,713)	 (55,708,471)

		Total Decrease in Net Assets	(46,282,952)	(77,200,195)

Net Assets:
	Beginning of Year	103,623,570	180,823,765

	End of Year 	$  57,340,618	$103,623,570

(1) Capital Shares Issued and Redeemed:
	Shares Sold	2,296,408	3,139,460
	Shares Redeemed	(6,634,203)	(8,937,920)
	Shares Reinvested	       406,121	     1,012,587
			   (3,931,674)	    (4,785,873)



The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



			                                 YEAR
ENDED
	12/31/99	  12/31/98(1)	12/31/97	12/31/96	12/31/95

Net Asset Value, Beginning of Year	$10.72	$12.51	$12.31	$11.95	$10.75
			_____	_____	_____	_____	_____
Income from Investment Operations:
	Net Investment Income	0.91	0.90	0.77	0.76	0.73
	Net Realized and Unrealized Gains
		(Losses) on Securities	(0.81)	(1.44)	0.84	0.87	1.48
			_____	_____	_____	_____	_____

			Total Income from Investment
				 Operations	0.10	(0.54)	1.61	1.63	2.21
			_____	_____	_____	_____	_____

Less Distributions:
	From Net Investment Income	(0.82)	(0.92)	(0.77)	(0.80)	(0.70)
	From Net Realized Gains	0.00	 (0.15)	(0.64)	(0.47)	(0.31)
	From Capital	0.00	(0.18)	0.00	0.00	0.00
			_____	_____	_____	_____	_____

			Total Distributions	(0.82)	(1.25)	(1.41)	(1.27)	(1.01)
			_____	_____	_____	_____	_____

Net Asset Value, End of Year	$10.00	$10.72	$12.51	$12.31	$11.95



			Total Return	0.83%	(4.57%)	13.36%	13.99%	21.00%

Ratios/Supplemental Data:
	Net Assets, End of Year (000)	$57,341	$103,624	$180,823	$137,166	$119,552

	Ratio of Expenses to Average Net Assets	0.77%	0.66%	0.65%	0.68%	0.73%

	Ratio of Net Investment Income to
	Average Net Assets	6.92%	6.27%	6.15%	6.35%	6.78%

	Portfolio Turnover Rate	7%	31%	53%	38%	39%


(1)	Effective January 1, 1998, the Fund began to amortize premiums and accrete discounts to interest income over the life of the bonds. The effect of this change in accounting principle for the year ended December 31, 1998 is to increase per share net income by $0.04 and ratio of net investment income to average net assets by 0.3%.

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
STATEMENT OF INVESTMENTS
DECEMBER 31, 1999



Number of
    Shares
COMMON STOCKS  -  27.1%		Value*

		BANKING - 0.4%
	16,700	First Essex Bancorp, Inc.	$   237,975

		COMMERCIAL PRINTING - 2.0%
	43,548	Courier Corp.	1,012,491
	16,500	Ennis Business Forms		   127,875
				1,140,366
	48,851	DIVERSIFIED MANUFACTURING - 1.0%
	27,900	Lindberg Corp.	372,489
		Synalloy Corp.	   209,250
			   581,739
		FOREST & PAPER PRODUCTS - 0.9%
	12,800	Greif Brothers Corp.	380,000
	2,850,148	Repap Enterprises, Inc.	   136,807
			   516,807
		MANUFACTURED HOUSING - 0.9%
	54,800	Patrick Industries, Inc.	   503,475

		MACHINERY MANUFACTURER - 0.6%
	25,700	Hardinge, Inc.	   335,705

		METALS & MINING INDUSTRY - 4.4%
	13,600	Cleveland-Cliffs Inc.	423,300
	52,416	Impala Platinum Holdings Limited - ADR	2,119,609
			2,542,909
		OIL & GAS EXPLORATION & PRODUCTION - 3.3%
	15,000	Berry Petroleum Co.	226,875
	28,200	Laclede Gas Co.	609,825
	221,511	Ranger Oil Ltd.	692,220
	14,780	Sunoco, Inc.	   347,330
			1,876,250





The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares
COMMON STOCKS (Continued)		Value*

		REAL ESTATE INVESTMENT TRUST - 6.7%
	16,000	First Industrial Realty Trust, Inc.	$    439,000
	53,650	Hospitality Property Trust	1,022,702
	37,000	Mid-America Apartment Communities, Inc.	837,124
	86,200	Town & Country Trust	  1,546,212
				  3,845,038
		STEEL & STEEL PRODUCTS - 1.3%
	38,158	AK Steel Holding Corp.	     720,232

		TEXTILE INDUSTRY - 0.5%
	42,402	Dixie Group, Inc.	     312,715

		TRANSPORTATION INDUSTRY - 2.5%
	129,400	Anangel-American Shipholding - SP  ADR	735,962
	48,600	Stolt-Nielsen S.A.	     692,550
			  1,428,512
		UTILITIES - 2.6%
	7,000	Hawaiian Electric.	202,125
	26,700	Otter Tail Power Co.	1,001,250
	18,000	Sempra Energy	     312,750
			  1,516,125

TOTAL COMMON STOCKS (Cost $16,598,240)	$15,557,848


		                     PREFERRED STOCKS  -  16.6%

	52,620	BANKING - 2.6%
		Astoria Financial Corp.  PFD B	  1,499,670

	28,500	FOOD PROCESSING - 1.0%
		Chiquita Brands International, Inc.  PFD  Series A  CV	     555,750

		INDUSTRIAL SERVICES - 0.1%
	4,500	Prologis Trust			       82,125



The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


Number of
    Shares
PREFERRED STOCKS (Continued)		Value*

		METALS & MINING INDUSTRY - 4.9%
	23,400	Battle Mountain Gold Co.  PFD  CV $325	$   601,088
	51,200	Freeport McMoran Copper & Gold  PFD A  CV  0.05 SH	976,000
	32,600	Freeport McMoran Copper & Gold  PFD D	409,538
	33,420	Hecla Mining  PFD B  CV	   797,903
			2,784,529
		OIL & GAS EXPLORATION  & PRODUCTION - 4.5%
	60,965	Callon Petro Co.  PFD A  CV	2,072,810
	19,300	Western Gas Resources, Inc.  PFD  CV	   516,275
			2,589,085
		REAL ESTATE INVESTMENT TRUST - 1.5%
	14,000	First Industrial Realty  PFD A	315,000
	31,100	Mid America Apt. Communities  PFD A	   540,363
			   855,363
		STEEL & STEEL PRODUCTION - 2.0%
	44,567	Bethlehem Steel Corp.  3.5%  PFD  CV	1,114,175

TOTAL PREFERRED STOCKS  (Cost $13,135,856)	$9,480,697


		                                WARRANTS - 0%
	6,000	IMC Global, Inc.	          563

TOTAL WARRANTS (Cost $21,336)	$          563


			            CLOSED-END MUTUAL FUNDS - 0.2%
	6,000	ASA Limited	   113,625

TOTAL CLOSED-END MUTUAL FUNDS (Cost $141,734)	$   113,625


      Face
   Amount	                    CORPORATE BONDS  -  57.3%

		AUTO & AUTOMOTIVE PARTS - 2.5%
	$1,520,000	General Motors  7.40%  09/01/25	1,447,922



The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount	                  CORPORATE BONDS (Continued)		Value*

		BANKING - 3.4%
	2,000,000	Chase Manhattan  7.125%  02/01/07 	$1,951,882
	20,000	Nations Bank Corp.  6.375%  02/15/08	     18,654
			1,970,536
		CHEMICAL INDUSTRY - 3.2%
	2,130,000	IMC Global Inc.  7.30%  01/15/28	1,834,399

		DRUGSTORE - 3.0%
	3,064,000	Drug Emporium, Inc.  7.75%  CV  10/01/14	1,731,160

		ELECTRONICS - 6.5%
	171,000	Kent Electric   4.5%  CV  09/01/04	141,503
	1,389,000	Kollmorgen Corp.  8.75%  CV  05/01/09	1,394,209
	2,520,000	Trans-Lux Corp.  7.5%  CV  12/01/06	2,167,200
			3,702,912
		FINANCE INDUSTRY - 5.3%
	2,027,000	Ford Motor Credit Co.  6.375%  11/05/08	1,870,175
	20,000	General Motors Acceptance Corp.  5.875%  01/22/03	     19,125
	1,250,000	XEROX Capital Trust I  8%  02/01/27	1,124,710
			3,014,010
		FOREST & PAPER PRODUCTS - 3.3%
	630,000	Boise Cascade  7.35%  02/01/16	538,956
	750,000	Georgia Pacific  7.25%  06/01/28	674,777
	30,000	Georgia Pacific  7.375%  12/01/25	27,438
	737,000	Stone Container Corp.  6.75%  CV  02/15/07	   631,978
			1,873,149
		INDUSTRIAL SERVICES - 1.5%
	1,300,000	Omnicare Inc.  5%  12/01/07	   871,000

		MACHINERY MANUFACTURING - 2.1%
	1,250,000	Robbins & Myers  6.5%  CV  09/01/03	1,198,438

		METALS & MINING - 4.3%
	500,000	Campbell Resources Inc.  7.5%  CV  07/20/04	176,250
	2,500,000	Cyprus Amax Minerals Co.  7.375%  05/15/07	2,262,545
			2,438,795
		OFFICE EQUIPMENT - 0.0%
	25,000	XEROX Corp.  8.125%  04/15/02 	     25,420

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
STATEMENT OF INVESTMENTS (Continued)


      Face
   Amount
CORPORATE BONDS  (Continued)		Value*

		OIL & GAS - 3.9%
	1,500,000	Ashland Oil, Inc.  8.23%  02/26/07	$  1,517,943
	700,000	Gulf Canada Resources Ltd.  9.625%  07/01/05	     717,500
			  2,235,443
		OIL & GAS EXPLORATION & PRODUCTION - 2.6%
	1,930,000	Swift Energy  6.25%  CV  11/15/06	  1,490,925

		RETAIL INDUSTRY - 3.6%
	2,524,000	Dairy Mart Stores  10.25%  03/15/04	  2,069,680

		TELECOMMUNICATIONS INDUSTRY - 1.3%
	750,000	GTE  7.51%  04/01/09	     754,327

		TEXTILE - 4.3%
	3,495,000	Dixie Group, Inc.  7%  CV  05/05/12	   2,485,819

		TOBACCO - 2.6%
	3,034,000	Standard Commercial Corp.  7.25%  CV  03/31/07	  1,463,905

		TRANSPORTATION - 2.3%
	1,330,000	Transportacion Maritima Mexicana SA  10%  11/15/06	1,073,975
	1,700,000	World Airways, Inc.  8%  CV  08/26/04	     255,000
			  1,328,975
	1,000,000	UTILITY - 1.6%
		Consolidated Edison  6.25%  02/01/08	     923,350

TOTAL CORPORATE BONDS (Cost $39,931,431)	32,860,165

TOTAL INVESTMENTS (Cost $69,828,597) - 101.2%	58,012,898

OTHER ASSETS AND LIABILITIES, NET - (1.2%)	    (672,280)

NET ASSETS - 100%	$57,340,618

__________________________________________
	*	See Note 2 to the Financial Statements.
	ADR	American Depositary Receipt
	CV	Convertible Security
	PFD	Preferred Stock
	SP	Sponsored

The accompanying notes are an integral part of these financial statements.

BERWYN INCOME FUND
A SERIES OF THE BERWYN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999



NOTE 1 - ORGANIZATION

On April 30, 1999, Berwyn Income Fund, Inc., (the "Fund") reorganized as a separate portfolio of The Berwyn Funds, a Delaware Business Trust. The Berwyn Funds is registered under the Investment Company Act of 1940, as amended, as an open-end management company. Berwyn Income Fund is a portfolio series of The Berwyn Funds.

The Fund's investment objective is to provide investors with current income while seeking to preserve capital. Certain of the Fund's investments are in corporate debt instruments; the issuers' ability to meet these obligations may be affected by economic developments in their respective industries.


NOTE 2 - ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Securities listed on a national securities exchange are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time). Securities not traded on the valuation date and securities not listed are valued at the last quoted bid price. Short-term investments are valued at amortized cost which approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Trustees.

Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income tax is required in the financial statements.

Securities Transactions and Investment Income: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on sales of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded using the accrual method. Discounts and premiums on debt securities purchased are amortized to interest income over the lives of the respective securities.

Distributions to Shareholders:    Dividends from net investment income
are paid quarterly to the shareholders. Distributions of net realized capital gains, if any, are paid at least annually to the shareholders. The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are adjusted to reflect their tax treatment in the period the differences arise.


NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY
	     TRANSACTIONS

Under the terms of the investment advisory agreement, the Fund has agreed to pay The Killen Group, Inc. (the "Investment Adviser") an investment advisory fee at an annual rate of .50% of the Fund's average daily net assets. The Investment Adviser and the Directors and Officers of the Investment Adviser, together with their families, owned 160,851 shares of the Fund at December 31, 1999. Certain Trustees and Officers of the Fund are also Directors and Officers of the Investment Adviser.

During the year ended December 31, 1999, the Fund paid $83,725 in commissions to Berwyn Financial Services, a brokerage company affiliated with the Investment Adviser, to execute certain portfolio transactions.


NOTE 4 - SECURITY TRANSACTIONS

During the year ended December 31, 1999, the Fund made purchases of $5,171,768 and sales of $50,444,066 of investment securities other than short-term securities and U.S. Government securities.

Cost of securities owned at December 31, 1999 and the net realized gains or losses on securities sold for the year then ended for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes.

At December 31, 1999, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $(11,815,699) of which $3,342,322 related to appreciated securities and $(15,158,021) related to depreciated securities.

At December 31, 1999, the Fund had a capital loss carryforward of approximately $4.1 million to offset capital gains realized through December 31, 2007. Gains offset will not be distributed to shareholders.